EXHIBIT 99.1

Omnicare, Inc. and Subsidiary Companies
Summary Consolidated Statements of Income, GAAP Basis
(000s, except per share amounts)
Unaudited

	Three months ended				Year ended
	December 31,				December 31,

	2006		2005		2006		2005

Net sales	$1,599,419	(a)(b)(f)	$1,618,262	(a)	$6,492,993	(a)(b)(e)(f)	$5,292,782	(a)
Cost of sales ("COS")	1,188,830	(a)	1,224,438	(a)	4,864,966	(a)	3,993,717	(a)
Heartland matters - COS	4,894	(c)	-		27,663	(e)	-

Gross profit	405,695	(c)	393,824		1,600,364	(e)	1,299,065
Selling, general and administrative
expenses ("S,G&A")	246,443	(d)	230,933	(c)	969,635	(d)(e)	758,657	(e)
Restructuring and other related charges	4,841	(c)	9,829	(c)	29,562	(e)	18,779	(e)
Heartland matters - S,G&A	3,847	(c)	-		6,063	(e)	-
Litigation charges	6,310	(c)	-		114,778	(e)	-

Operating income	144,254	(c)(d)(f)	153,062	(c)	480,326	(d)(e)(f)	521,629	(e)
Investment income	2,198		2,331		10,453		5,787
Interest expense	(41,434)		(78,395)	(c)	(170,283)		(165,610)	(e)

Income before income taxes	105,018		76,998		320,496		361,806
Income tax provision	35,286	(g)	28,733		136,924	(g)	135,315

Net income	$69,732	(c)(d)(f)	$48,265	(c)	$183,572	(d)(e)(f)	$226,491	(e)

Earnings per share ("EPS"):(p)
Basic	$0.59		$0.45		$1.55		$2.19

Diluted	$0.58	(c)(d)(f)	$0.43	(c)	$1.50	(d)(e)(f)	$2.10	(e)(h)

Weighted average number of common
shares outstanding:
Basic	118,784		106,728		118,480		103,551

Diluted	121,378		112,318		122,536		108,804

The footnotes presented at the separate "Footnotes to Financial Information" pages are an integral part of this financial information.

Omnicare, Inc. and Subsidiary Companies
Summary Segment Financial Data, Non-GAAP Basis (i)
Excluding EITF No. 01-14 and Special Items
(000s)
Unaudited
					Corporate
	Pharmacy		CRO		and			Consolidated
	Services		Services		Consolidating			Totals

Three months ended December 31, 2006:
Adjusted sales	$1,552,470	(k)	$39,142	(j)	$-			$1,591,612	(j)(k)

Adjusted operating income (expense)	$180,768	(k)	$2,577	(k)	$(19,199)		(k)	$164,146	(k)
Depreciation and amortization	27,863		483		843			29,189

Adjusted earnings before interest, income taxes,
depreciation and amortization ("EBITDA") (l)	$208,631	(k)	$3,060	(k)	$(18,356)		(k)	$193,335	(k)

Three months ended December 31, 2005:
Adjusted sales	$1,576,459		$35,559	(j)	$-			$1,612,018	(j)

Adjusted operating income (expense)	$184,294	(k)	$2,319	(k)	$(17,088)		(k)	$169,525	(k)
Depreciation and amortization	27,103		494		660			28,257

Adjusted EBITDA (l)	$211,397	(k)	$2,813	(k)	$(16,428)		(k)	$197,782	(k)

Year ended December 31, 2006:
Adjusted sales	$6,331,491	(k)	$146,238	(j)	$-			$6,477,729	(j)(k)

Adjusted operating income (expense)	$748,542	(k)	$7,714	(k)	$(81,382	) )	(k)	$674,874	(k)
Depreciation and amortization	114,575		1,956		3,134			119,665

Adjusted EBITDA (l)	$863,117	(k)	$9,670	(k)	$(78,248)		(k)	$794,539	(k)

Year ended December 31, 2005:
Adjusted sales	$5,110,414		$153,872	(j)	$-			$5,264,286	(j)

Adjusted operating income (expense)	$595,255	(k)	$12,351	(k)	$(58,180)		(k)	$549,426	(k)
Depreciation and amortization	75,670		1,989		2,663			80,322

Adjusted EBITDA (l)	$670,925	(k)	$14,340	(k)	$(55,517)		(k)	$629,748	(k)

The footnotes presented at the separate "Footnotes to Financial Information" pages are an integral part of this financial information.

Omnicare, Inc. and Subsidiary Companies
Condensed Consolidated Balance Sheets, GAAP Basis
(000s)
Unaudited
	December 31,
	2006	2005

ASSETS
Current assets:
Cash and cash equivalents	$138,034	$215,421
Restricted cash	3,777	2,674
Deposits with drug wholesalers	618	83,036
Accounts receivable, net	1,522,266	1,260,634
Unbilled receivables	21,949	17,195
Inventories	449,671	473,942
Deferred income tax benefits	94,231	107,967
Other current assets	194,282	200,026

Total current assets	2,424,828	2,360,895

Properties and equipment, net	200,425	231,734
Goodwill	4,225,011	4,029,482
Identifiable intangible assets, net	319,588	339,474
Other noncurrent assets	228,619	195,820

Total noncurrent assets	4,973,643	4,796,510

Total assets	$7,398,471	$7,157,405

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$262,918	$397,471
Accrued employee compensation	33,864	56,063
Deferred revenue	26,434	24,857
Current debt (m)	5,371	355,943
Other current liabilities and income taxes payable	223,814	166,170

Total current liabilities	552,401	1,000,504

Long-term debt	651,667	752,901
8.125% senior subordinated notes, due 2011	-	8,775
6.125% senior subordinated notes, net, due 2013	230,953	230,216
6.75% senior subordinated notes, due 2013	225,000	225,000
6.875% senior subordinated notes, due 2015	525,000	525,000
4.00% junior subordinated convertible debentures, due 2033 (m)	345,000	-
3.25% convertible senior debentures, due 2035	977,500	977,500
Deferred income tax liabilities	384,989	249,034
Other noncurrent liabilities	342,510	246,429

Total noncurrent liabilities	3,682,619	3,214,855

Total liabilities	4,235,020	4,215,359

Stockholders' equity (n)	3,163,451	2,942,046

Total liabilities and stockholders' equity	$7,398,471	$7,157,405

The footnotes presented at the separate "Footnotes to Financial Information" pages are an integral part of this financial information.

Omnicare, Inc. and Subsidiary Companies
Condensed Consolidated Statement of Cash Flows, GAAP Basis
(000s)
Unaudited

	Three months ended	Year ended
	December 31, 2006	December 31, 2006

Cash flows from operating activities:
Net income	$69,732	$183,572
Adjustments to reconcile net income to net cash
flows from operating activities:
Depreciation	14,290	57,110
Amortization	14,899	62,555
Provision for doubtful accounts	27,710	82,209
Deferred tax provision	60,225	81,602
Changes in assets and liabilities, net of effects
from acquisition of businesses	(291,083)	(358,528)

Net cash flows from operating activities	(104,227)	108,520

Cash flows from investing activities:
Acquisition of businesses, net of cash received	(22,900)	(94,346)
Capital expenditures	(8,351)	(31,251)
Other	9,468	(1,275)

Net cash flows from investing activities	(21,783)	(126,872)

Cash flows from financing activities:
Proceeds from line of credit facilities, term A loan and long-term
borrowings and obligations	25,000	158,000
Payments on line of credit facilities, term A loan and long-term
borrowings and obligations	(35,157)	(272,858)
Fees paid for financing arrangements	(69)	(3,482)
Changes in cash overdraft balance	(718)	12,264
Proceeds from stock offering, net of issuance costs	-	49,239
Proceeds from / (payments) for stock awards and exercise of stock
options and warrants, net of stock tendered in payment	(90)	(2,751)
Excess tax benefits from stock-based compensation	(1,267)	10,411
Dividends paid	(2,739)	(10,937)

Net cash flows from financing activities	(15,040)	(60,114)

Effect of exchange rate changes on cash	(209)	1,079

Net increase in cash and cash equivalents	(141,259)	(77,387)
Cash and cash equivalents at beginning
of period	279,293	215,421

Cash and cash equivalents at
end of period	$138,034	$138,034

The footnotes presented at the separate "Footnotes to Financial Information" pages are an integral part of this financial information.

Omnicare, Inc. and Subsidiary Companies
Reconciliation Statement and Definitions,
Non-GAAP Basis (i)
(000s, except per share amounts)
Unaudited

	Three months ended		Year ended
	December 31,		December 31,

	2006	2005	2006	2005

Adjusted sales:
Net sales (a)(b)	$1,599,419	1,618,262	$6,492,993	5,292,782
Special items (k)	-	-	10,350	-

Adjusted sales, including EITF No. 01-14 (a)(b)(k)	1,599,419	1,618,262	6,503,343	5,292,782
Reimbursable out-of-pockets (a)	(7,807)	(6,244)	(25,614)	(28,496)

Adjusted sales, excluding EITF No. 01-14 (b)(j)(k)	$1,591,612	1,612,018	$6,477,729	5,264,286

Adjusted operating income (earnings
before interest and income taxes, "EBIT"):
EBIT	$144,254	$153,062	$480,326	$521,629
Special items (k)	19,892	16,463	194,548	27,797

Adjusted EBIT (k)	$164,146	$169,525	$674,874	$549,426

Adjusted income before income taxes:
Income before income taxes	$105,018	$76,998	$320,496	$361,806
Special items (k)	19,892	44,043	194,548	62,842

Adjusted income before income taxes (k)	$124,910	$121,041	$515,044	$424,648

Adjusted net income:
Net income	$69,732	$48,265	$183,572	$226,491
Special items, net of taxes (k)	13,208	27,608	144,415	39,369

Adjusted net income (k)	$82,940	$75,873	$327,987	$265,860

Adjusted earnings per share ("EPS"):(p)
Basic EPS	$0.59	$0.45	$1.55	$2.19
Special items, net of taxes (k)	0.11	0.26	1.22	0.38
Adjusted basic EPS (k)	$0.70	$0.71	$2.77	$2.57

Diluted EPS	$0.58	$0.43	$1.50	$2.10	(h)
Special items, net of taxes (k)	0.11	0.25	1.18	0.36
Adjusted diluted EPS (k)	$0.68	$0.68	$2.68	$2.46	(h)

Diluted EPS, excluding "if-converted"
impact of 4.00% junior subordinated convertible
debentures, due 2033 ("4.00% debentures")	$0.58	$0.43	$1.50	$2.12	(h)

Adjusted diluted EPS, excluding 4.00% debentures (k)	$0.68	$0.68	$2.68	$2.48	(h)

Weighted average number of shares outstanding:
Diluted	121,378	112,318	122,536	108,804	(h)
Subtract: "If-converted" impact of 4.00% debentures	(275)	(275)	(275)	(1,753)	(h)

Adjusted diluted, excluding 4.00% debentures	121,103	112,043	122,261	107,051

Adjusted earnings before interest, income taxes,
depreciation and amortization ("EBITDA"): (l)
EBIT	$144,254	$153,062	$480,326	$521,629
Depreciation and amortization	29,189	28,257	119,665	80,322

EBITDA (l)	173,443	181,319	599,991	601,951
Special items (k)	19,892	16,463	194,548	27,797

Adjusted EBITDA (k)(l)	$193,335	$197,782	$794,539	$629,748

The footnotes presented at the separate "Footnotes to Financial Information" pages are an integral part of this financial information.

Omnicare, Inc. and Subsidiary Companies
Reconciliation Statement and Definitions, Non-GAAP Basis (i)
(000s)
Unaudited

	Three months ended		Year ended
	December 31,		December 31,

	2006	2005	2006	2005

Net cash flows from operating activities:
EBITDA (l)	$173,443	$181,319	$599,991	$601,951
Subtract:
Interest expense, net of investment income	(39,236)	(76,064)	(159,830)	(159,823)
Income tax provision	(35,286)	(28,733)	(136,924)	(135,315)
Changes in assets and liabilities, net of effects from
acquisition of businesses	(291,083)	(94,546)	(358,528)	(219,333)
Add:
Provision for doubtful accounts	27,710	17,672	82,209	58,024
Write-off of debt issuance costs	-	5,841	-	7,755
Deferred tax provision	60,225	82,706	81,602	110,280

Net cash flows from operating activities	$(104,227)	$88,195	$108,520	$263,539

Free cash flow: (o)
Net cash flows from operating activities	$(104,227)	$88,195	$108,520	$263,539
Capital expenditures	(8,351)	(9,567)	(31,251)	(24,239)
Dividends	(2,739)	(2,414)	(10,937)	(9,549)

Free cash flow (o)	$(115,317)	$76,214	$66,332	$229,751

Segment Reconciliations - Pharmacy Services:
Adjusted Sales - Pharmacy Services:
Net sales (b)	$1,552,470	$1,576,459	$6,321,141	$5,110,414
Special items (k)	-	-	10,350	-

Adjusted sales - Pharmacy Services (b)(k)	$1,552,470	$1,576,459	$6,331,491	$5,110,414

Adjusted EBIT - Pharmacy Services:
EBIT	$162,366	$178,579	$560,991	$583,954
Special items (k)	18,402	5,715	187,551	11,301

Adjusted EBIT - Pharmacy Services (k)	$180,768	$184,294	$748,542	$595,255

Adjusted EBITDA - Pharmacy Services: (l)
EBITDA (l)	$190,229	$205,682	$675,566	$659,624
Special items (k)	18,402	5,715	187,551	11,301

Adjusted EBITDA - Pharmacy Services (k)(l)	$208,631	$211,397	$863,117	$670,925

The footnotes presented at the separate "Footnotes to Financial Information" pages are an integral part of this financial information.

Omnicare, Inc. and Subsidiary Companies
Reconciliation Statement and Definitions, Non-GAAP Basis (i)
(000s)
Unaudited

	Three months ended		Year ended
	December 31,		December 31,

	2006	2005	2006	2005

Segment Reconciliations - Corporate and Consolidating:
Adjusted EBIT - Corporate and Consolidating:
EBIT	$(19,617)	$(20,782)	$(86,005)	$(63,886)
Special items (k)	418	3,694	4,623	5,706

Adjusted EBIT - Corporate and Consolidating (k)	$(19,199)	$(17,088)	$(81,382)	$(58,180)

Adjusted EBITDA - Corporate and Consolidating: (l)
EBITDA (l)	$(18,774)	$(20,122)	$(82,871)	$(61,223)
Special items (k)	418	3,694	4,623	5,706

Adjusted EBITDA - Corporate and Consolidating (k)(l)	$(18,356)	$(16,428)	$(78,248)	$(55,517)

Segment Reconciliations - CRO Services:
Adjusted Sales - CRO Services:
Net sales (a)	$46,949	$41,803	$171,852	$182,368
Reimbursable out-of-pockets (a)	(7,807)	(6,244)	(25,614)	(28,496)

Adjusted sales (j)	$39,142	$35,559	$146,238	$153,872

Adjusted EBIT - CRO Services:
EBIT	$1,505	$(4,735)	$5,340	$1,561
Special items (k)	1,072	7,054	2,374	10,790

Adjusted EBIT - CRO Services (k)	$2,577	$2,319	$7,714	$12,351

Adjusted EBITDA - CRO Services: (l)
EBITDA (l)	$1,988	$(4,241)	$7,296	$3,550
Special items (k)	1,072	7,054	2,374	10,790

Adjusted EBITDA - CRO Services (k)(l)	$3,060	$2,813	$9,670	$14,340

DEFINITIONS:

    GAAP: Amounts that conform with U.S. Generally Accepted Accounting Principles ("GAAP").
    Non-GAAP: Amounts that do not conform with U.S. GAAP.

The footnotes presented at the separate "Footnotes to Financial Information" pages are an integral part of this financial information.

Omnicare, Inc. and Subsidiary Companies
Footnotes to Financial Information
(000s, except per share amounts)
Unaudited

(a)
In accordance with Emerging Issues Task Force (“EITF”) Issue No. 01-14, “Income Statement Characterization of Reimbursements Received for ‘Out-of-Pocket’ Expenses Incurred” (“EITF No. 01-14”), Omnicare, Inc. (“Omnicare” or the “Company”) has recorded reimbursements received for “out-of-pocket” expenses on a grossed-up basis in the income statement as net sales and cost of sales. The respective amounts are disclosed at the “Segment Reconciliations – CRO Services” section of the Financial Information. EITF No. 01-14 relates solely to the Company’s contract research services business.

(b)
Both the results as presented in accordance with GAAP and as adjusted for special items for the three months and year ended December 31, 2006 reflect a change, effective in the third quarter of 2006 and thereafter, to the equity method of accounting for certain pharmacy joint venture operations in which the Company owns less than 100%. Accordingly, the deconsolidation of these operations reduced reported sales by approximately $26 million and $48 million for the three months and year ended December 31, 2006, respectively, but had no impact on earnings.

(c)	The three months ended December 31, 2006 and 2005 include the following special charges:

(i)
For the three months ended December 31, 2006 and 2005, operating income includes restructuring and other related charges of $4,841 and $9,829 before taxes ($3,214 and $6,161 after taxes, or $0.03 and $0.05 per diluted share), respectively. The $4,841 pretax charge for the year ended December 31, 2006 relates to the implementation of the “Omnicare Full Potential” Plan, a major initiative designed to re-engineer the pharmacy operating model to increase efficiency and enhance customer growth. The $9,829 pretax charge for the year ended December 31, 2005 relates to the Company’s previously disclosed consolidation and productivity initiatives related, in part, to the integration of the NeighborCare, Inc. (“NeighborCare”) acquisition and other related activities (“2005 Program”).

(ii)
The three months ended December 31, 2006 also includes special litigation charges of $6,310 before taxes ($4,190 after taxes, or $0.03 per diluted share) for litigation-related professional expenses in connection with the administrative subpoenas from the United States Attorney’s Office, District of Massachusetts, the purported class and derivative actions, the Company’s lawsuit against UnitedHealth Group and its Affiliates (“United”), and the investigation by the federal government and certain states relating to drug substitutions.

(iii)
For the three months ended December 31, 2006, operating income includes a special charge of $8,741 before taxes ($4,894 and $3,847 was recorded in the cost of sales and operating expense sections of the income statement, respectively) ($5,804 after taxes, or $0.05 per diluted share) for costs associated with the

Omnicare, Inc. and Subsidiary Companies
Footnotes to Financial Information
(000s, except per share amounts)
Unaudited

previously disclosed Heartland Repack Services quality control, product recall and fire issues.

(iv)
Operating income for the three months ended December 31, 2005 includes a $4,909 pretax ($3,078 after taxes, or $0.03 per diluted share) special charge for settlement of litigation relating to certain contractual issues with two vendors.

(v)
Operating income for the three months ended December 31, 2005 also includes a special charge of $1,725 before taxes ($1,081 after taxes, or $0.01 per diluted share), relating to professional fees and expenses incurred in connection with the Series B 4.00% Trust Preferred Income Equity Redeemable Securities (“New Trust PIERS”) exchange offer, as further discussed in footnote (m) below, and with the repurchase of approximately 98% of the 8.125% senior subordinated notes, due 2011.

(vi)
Interest expense for the three months ended December 31, 2005 includes a special charge of $25,037 before taxes ($15,694 after taxes, or $0.14 per diluted share) in connection with the debt extinguishment and new debt issuance costs in connection with the financing arrangement undertaken to provide final funding for the NeighborCare, RxCrossroads, L.L.C. and excelleRx, Inc. transactions, and the repurchase of approximately 98% of the 8.125% senior subordinated notes, due 2011. In addition to the aforementioned items, interest expense for this same period also includes a special charge of $2,543 before taxes ($1,594 after taxes, or $0.01 per diluted share) in connection with vendor litigation settlements at (c) (iv) above.

(d)
Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”). Operating income for the three months and year ended December 31, 2006 includes additional equity-based compensation expense for stock options and stock awards of approximately $1.0 million and $7.1 million before taxes (approximately $0.7 million and $4.5 million after taxes, or approximately $0.005 and $0.04 per diluted share), respectively, related to the adoption of SFAS 123R.

(e)	The year ended December 31, 2006 and 2005 include the following special charges:

(i)
For the year ended December 31, 2006 and 2005, operating income includes restructuring and other related charges of $29,562 and $18,779 before taxes ($18,758 and $11,760 after taxes, or $0.15 and $0.11 per diluted share), respectively. Approximately $17,466 of the pretax charge for the year ended December 31, 2006 ($11,088 after taxes, or $0.09 per diluted share) relates to the implementation of the aforementioned “Omnicare Full Potential” Plan. The remaining $12,096 and $18,779 of the pretax charge ($7,670 and $11,760 after taxes, or $0.06 and $0.11 per diluted share), respectively, relates to the 2005 Program. For the year ended December 31, 2006, operating income also includes

Omnicare, Inc. and Subsidiary Companies
Footnotes to Financial Information
(000s, except per share amounts)
Unaudited

a $6,132 pretax ($3,918 after tax, or $0.03 per diluted share) special charge associated with retention payments for certain NeighborCare employees as required under the acquisition agreement.

(ii)
The year ended December 31, 2006 also includes special litigation charges of $125,128 before taxes ($100,507 after taxes, or $0.82 per diluted share) consisting of approximately $57,499 before taxes ($45,283 after taxes, or $0.37 per diluted share) relating to the establishment of a settlement reserve relating to the inquiry by the federal government and certain states concerning the substitution of three generic pharmaceuticals by the Company, $54,005 before taxes ($10,350 and $43,655 was recorded in the net sales and litigation charges lines of the income statement, respectively) ($46,674 after taxes, or $0.38 per diluted share) for the establishment of a reserve relating to an inquiry being conducted by the Attorney General’s Office in Michigan relating to certain billing issues under the Michigan Medicaid program, and $13,624 before taxes ($8,550 after taxes, or $0.07 per diluted share) for litigation-related professional expenses in connection with the administrative subpoenas from the United States Attorney’s Office, District of Massachusetts, the purported class and derivative actions and the Company’s lawsuit against United.

(iii)
For the year ended December 31, 2006, operating income includes a special charge of $33,726 before taxes ($27,663 and $6,063 was recorded in the cost of sales and operating expense sections of the income statement, respectively) ($21,232 after taxes, or $0.17 per diluted share) for costs associated with the previously disclosed Heartland Repack Services quality control, product recall and fire issues.

(iv)
For the year ended December 31, 2005, operating income includes a special charge of $2,962 before taxes ($1,854 after taxes, or $0.02 per diluted share), relating to professional fees and expenses incurred in connection with the New Trust PIERS exchange offering in the first quarter of 2005, as further discussed in footnote (m) below, and with the repurchase of approximately 98% of the 8.125% senior subordinated notes, due 2011. Operating income also includes a special charge of $1,147 before taxes ($719 after taxes, or $0.01 per diluted share), for acquisition-related expenses pertaining to a proposed transaction that was not consummated.

(v)	Operating income for the year ended December 31, 2005 includes a $4,909 pretax ($3,078 after taxes, or $0.03 per diluted share) special charge for the settlement of litigation relating to certain contractual issues with two vendors.

(vi)	Interest expense for the year ended December 31, 2005 includes a special charge of $32,502 before taxes ($20,364 after taxes, or $0.19 per diluted share), in

Omnicare, Inc. and Subsidiary Companies
Footnotes to Financial Information
(000s, except per share amounts)
Unaudited

connection with the debt extinguishment and new debt issuance costs relating to the financing arrangement undertaken to provide interim and final funding for the NeighborCare, RxCrossroads, L.L.C. and excelleRx, Inc. transactions, and the repurchase of approximately 98% of the 8.125% senior subordinated notes, due 2011. In addition to the aforementioned items, interest expense also includes a special charge of $2,543 before taxes ($1,594 after taxes, or $0.01 per diluted share) in connection with the vendor litigation settlements mentioned at (e)(v) above.

(f)
Operating income for the three months and year ended December 31, 2006 includes estimated expenses of approximately $4.0 million and $27.3 million before taxes (approximately $2.7 million and $17.4 million after taxes, or approximately $0.02 and $0.14 per diluted share), respectively, comprising temporary labor, administrative and operating costs incurred in connection with the implementation of the new Medicare Drug Benefit, which went into effect on January 1, 2006. Operating income was also impacted by the unilateral reduction by United in the reimbursement rates paid by United to Omnicare under its pharmacy network contract for services rendered by Omnicare to beneficiaries of United’s drug benefit plans under the Medicare Part D program. The impact of United’s action was to reduce sales and operating profit for the three months and year ended December 31, 2006 by approximately $21.7 million and $68.2 million before taxes (approximately $14.4 million and $43.3 million after taxes, or approximately $0.12 and $0.35 per diluted share), respectively. This matter is currently the subject of litigation initiated by Omnicare in federal court.

(g)
Income tax expense during the three months and year ended December 31, 2006 was reduced by approximately $5.0 million ($0.04 per diluted share) primarily for the favorable effect of an increase in the tax benefit of certain state income tax net operating losses.

(h)
In December 2004, the EITF of the Financial Accounting Standards Board ratified EITF No. 04-8, "The Effect of Contingently Convertible Instruments on Diluted Earnings per Share" ("EITF No. 04-8"), which requires the shares underlying contingently convertible debt instruments to be included in diluted earnings per share computations using the "if-converted" accounting method, regardless of whether the market price threshold has been met. Under that method, the convertible debentures are assumed to be converted to common shares (weighted for the number of days assumed to be outstanding during the period), and interest expense, net of taxes, related to the convertible debentures is added back to net income. Diluted earnings per common share amounts were retroactively restated for all prior periods to give effect to the application of EITF No. 04-8 relating to the Company's 4.00% junior subordinated convertible debentures ("Old 4.00% Debentures") issued in the second quarter of 2003. The effect of Omnicare's fourth quarter 2004 adoption of EITF No. 04-8 was to

Omnicare, Inc. and Subsidiary Companies
Footnotes to Financial Information
(000s, except per share amounts)
Unaudited

decrease diluted earnings per share $0.02 for the year ended December 31, 2005. There was no impact relating to this change on reported diluted earnings per share for the three months or year ended December 31, 2006 or the three months ended December 31, 2005.

(i)
Omnicare believes that investors' understanding of Omnicare's performance is enhanced by the Company's disclosure of certain non-GAAP financial measures as presented in this financial information. Omnicare management believes that the adjusted non-GAAP financial results information is useful to investors by providing added insight into the Company's performance through focusing on the results generated by the Company's ongoing core operations, which is also the primary purpose that Omnicare management uses the adjusted non-GAAP financial results. Omnicare's method of calculating these measures may differ from those used by other companies and, therefore, comparability may be limited.

(j)	The noted presentation excludes amounts that Omnicare is required to record in its income statement pursuant to EITF No. 01-14, as previously discussed in footnote (a) above.

(k)
The noted presentation for the three months and year ended December 31, 2006 and 2005 excludes the special charges discussed in footnotes (c) and (e) above. Management believes these items are not related to Omnicare’s ordinary course of business, as previously discussed at footnote (i).

(l)
EBITDA represents earnings before interest expense (net of investment income), income taxes, depreciation and amortization. Omnicare believes that certain investors find EBITDA to be a useful tool for measuring a company's ability to service its debt, which is also the primary purpose for which management uses this financial measure. However, EBITDA does not represent net cash flows from operating activities, as defined by U.S. GAAP, and should not be considered as a substitute for operating cash flows as a measure of liquidity. Omnicare's calculation of EBITDA may differ from the calculation of EBITDA by others.

(m)
On March 8, 2005, Omnicare completed its offer to exchange up to $345,000 aggregate liquidation amount of the 4.00% Trust Preferred Income Equity Redeemable Securities ("Old Trust PIERS") of Omnicare's subsidiary, Omnicare Capital Trust I, for an equal amount of the New Trust PIERS of Omnicare's subsidiary, Omnicare Capital Trust II, plus an exchange fee of $0.125 per $50 stated liquidation amount of the Old Trust PIERS. After the expiration of the exchange offer, approximately $334 million of the Old 4.00% Debentures was replaced with Series B 4.00% junior subordinated convertible debentures ("New 4.00% Debentures"), with approximately $11 million of the Old 4.00% Debentures still outstanding. Omnicare commenced the exchange offer to remove the effect to diluted earnings per share the Old 4.00% Debentures had after the issuance of EITF No. 04-8, as further discussed in footnote (h) above. At December

Omnicare, Inc. and Subsidiary Companies
Footnotes to Financial Information
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Unaudited

31, 2005, the contingent threshold of the Old Trust PIERS and the New Trust PIERS had been attained. Accordingly, the Old 4.00% Debentures and the New 4.00% Debentures were convertible as of December 31, 2005, to cash and Omnicare common stock, and have been classified as current versus long-term debt on the December 31, 2005 consolidated balance sheet. As of December 31, 2006, the aforementioned contingent threshold had not been met and the Old 4.00% Debentures and the New 4.00% Debentures have been classified as long-term debt on the December 31, 2006 consolidated balance sheet.

(n)
During the fourth quarter of 2005, the Company completed its offering of 12,825,000 shares of common stock (not including the underwriters’ option to purchase additional shares), $1 par value, at $59.72 per share. In the first quarter of 2006, the underwriters exercised their option, in part, to purchase an additional 850,000 shares of common stock at $59.72 per share, for gross cash proceeds of approximately $51 million (before underwriting discounts, commissions and expenses).

(o)
Free cash flow represents net cash flows from operating activities less capital expenditures and dividends paid by the Company. Omnicare believes that certain investors find free cash flow to be a helpful measure of cash generated from current operations, net of cash used for its ongoing capital expenditures and dividend payment requirements. Omnicare's calculation of free cash flow may differ from the calculation of free cash flow by others.

(p)	EPS (basic EPS; special items, net of taxes; adjusted basic EPS; diluted EPS; and adjusted diluted EPS) is reported independently for each amount presented. Accordingly, the sum of the individual amounts may not necessarily equal the separately calculated amounts for the corresponding period.